UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2017

China Commercial Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province, China

 (Address of Principal Executive Offices)

(86-0512) 6396-0022

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2017, China Commercial Credit, Inc. (the “Company”) has entered into a securities purchase agreement (the “Purchase Agreement”) with Long Yi, the Chief Financial Officer of the Company and Yang Jie, a significant shareholder and VP of Finance of the Company (the “Purchaser”) whereby the Company agreed to sell 200,000 shares of common stock (the “Shares”) at a purchase price of $3.50 per Share, for gross proceeds to the Company of approximately $700,000. In connection with the purchase of the Shares, the Purchaser will receive a warrant (the ‘Warrants’) to purchase up to the number of shares of the Company’s common stock equal to 80,000 shares of common stock purchased by the Purchaser pursuant to the Purchase Agreement. The Warrants have an exercise price of $4.20 per share, become exercisable on the date of issuance and expire five years from the date of issuance. The offering closed on December 4, 2017.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The Company estimates that the net proceeds from the offering will be approximately $685,000.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-217473) previously filed with the Securities and Exchange Commission and a prospectus supplement thereunder. The securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A prospectus supplement relating to the offering of the securities has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov. A copy of the opinion of Hunter Taubman Fischer & Li LLC relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto.

The foregoing descriptions of the Purchase Agreements and the Warrants are qualified in their entireties by reference to the full text of the Form of Purchase Agreement and the form of Warrant, copies of which are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Warrant.

5.1	Opinion of Hunter Taubman Fischer & Li LLC.

10.1	Form of Securities Purchase Agreement.

23.1	Consent of Hunter Taubman Fischer& Li LLC (contained in Exhibit 5.1 above).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Commercial Credit, Inc.

Date: December 7, 2017	By:	/s/ Long Yi
Long Yi
Chief Financial Officer

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